EXHIBIT 10.5

                                    AGREEMENT

         THIS AGREEMENT, dated as of this the 10th day of March, 2000 (the "AGREEMENT"), by and among AVIATION SALES COMPANY, a Delaware corporation (the "COMPANY"), LJH, Corporation, a Texas corporation, of which Lacy J. Harber is the sole stockholder ("LJH CORP."), for so long as Lacy J. Harber shall beneficially own 100% of the capital stock of LJH, and LACY J. HARBER ("HARBER"), an individual and resident of the State of Texas (Harber and LJH Corp., and their respective affiliates and associates, are hereinafter referred to collectively as the "HARBER GROUP").

         WHEREAS, the Board of Directors of the Company (the "BOARD") has agreed to amend ("AMENDMENT NO. 1 TO RIGHTS AGREEMENT") its Rights Agreement dated November 1, 1999 (as amended by Amendment No. 1 to Rights Agreement, the "RIGHTS AGREEMENT") to permit the Harber Group to beneficially own up to, but not more than, twenty five percent (25%) of the issued and outstanding shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), without triggering the distribution of rights under the Rights Agreement;

         WHEREAS, the Board has approved the transactions contemplated by Amendment No. 1 to Rights Agreement and this Agreement upon the terms and conditions contained therein and herein;

         WHEREAS, the parties hereto believe that it is desirable to establish certain provisions with respect to the shares of Common Stock which may be acquired by, or which are currently held by the Harber Group;

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein shall have the following meanings:

         "13D/G GROUP" shall mean two or more persons acting together for the purpose of acquiring, holding, voting or disposing of Company Voting Securities, which persons would be required under the Exchange Act to file a statement on
Schedule 13D or 13G with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such person beneficially owned sufficient securities to require such a filing under the Exchange Act.

         "AFFILIATE" of any person shall mean any person directly or indirectly controlling, or controlled by such person or under common control with such person. For purposes of this Agreement, (i) members of the Harber Group, on the one hand, and the Company (and its affiliates), on the other, shall not be deemed to be affiliates of each other and (ii) Roy T. Rimmer Jr. ("RIMMER") shall not be deemed to be an affiliate of the Company (and its affiliates).

         "AGENTS" shall have the meaning set forth in Section 3.3.

         "AMENDMENT NO. 1 TO RIGHTS AGREEMENT" shall have the meaning set forth in the Recitals.

         "ASSOCIATE" shall mean any person having a business, financial or familial relationship that might reasonably be expected to affect the individual's judgment with respect to matters in which a member of the Harber Group might be interested; solely for purposes of this Agreement and the Rights Agreement, (i) Rimmer shall be deemed to be an "associate" of Harber and of LJH Corp. (and thereby a member of the Harber Group), and (ii) the members of the Harber Group, on the one hand, and the Company, on the other hand, shall not be deemed to be associates of each other. The term "ASSOCIATED" shall have a correlative meaning.

         "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term pursuant to Regulation 13D-G of the Exchange Act.

         "BENEFICIALLY OWN" shall mean, with respect to any security, having direct or indirect (including through any subsidiary or affiliate) "beneficial ownership" of such security, as determined pursuant to Rule 13d-3 under the Exchange Act.

         "BOARD" shall have the meaning set forth in the Recitals.

         "CHANGE IN CONTROL PROPOSAL" shall have the meaning set forth in
Section 3.2.

         "COMBINED VOTING POWER" shall mean, at any measurement date, the total number of votes of Company Voting Securities which could have been cast in an election of directors of the Company had a meeting of the stockholders of the Company been duly held based upon a record date as of the measurement date if all Company Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

         "COMMON STOCK" shall have the meaning set forth in the Recitals.

         "COMPANY" shall have the meaning set forth in the Recitals.

         "COMPANY VOTING SECURITIES" shall mean, collectively, Common Stock, any preferred stock of the Company that is entitled to vote generally for the election of directors, any other class or series of Company securities that is entitled to vote generally for the election of directors and any other securities, warrants or options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of, Common Stock, or any other class or series of Company securities that is entitled to vote generally for the election of directors.

         "DIRECTOR" shall mean a member of the Board.

         "DISINTERESTED DIRECTOR" shall mean a director of the Company who (i) is not an employee of the Company, (ii) is not serving as a director of the Company as a nominee of the Harber Group pursuant to Section 3.10, and (iii) is not an affiliate or associate of the Harber Group.

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

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "GROUP" shall mean a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

         "HARBER" shall have the meaning set forth in the Recitals.

         "HARBER GROUP" shall have the meaning set forth in the Recitals.

         "LJH CORP." shall have the meaning set forth in the Recitals.

         "PERSON" shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business, or legal entity or government authority.

         "RIGHTS AGREEMENT" shall have the meaning set forth in the Recitals.

         "SEC" shall mean the Securities and Exchange Commission.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         2.1. The Harber Group represents and warrants to the Company as follows:

                  (a) LJH Corp. is a validly existing corporation under the laws of the State of Texas and has the full legal right, power and authority to enter into this Agreement and perform its obligations hereunder.

                  (b) Harber is an individual having the full legal right, power and authority to enter into this Agreement and perform his respective obligations hereunder.

                  (c) This Agreement has been duly authorized, executed and delivered by each of Harber and LJH Corp. and constitutes the legally valid and binding agreement of each of Harber and LJH Corp., enforceable against each of them in accordance with the terms hereof.

                  (d) Neither the execution and delivery of this Agreement by each of Harber and LJH Corp. nor the performance of their respective obligations hereunder will conflict with or result in a breach of or constitute a default under any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which any member of the Harber Group is bound or affected or of any organizational documents of each such member.

                  (e) Except for the 2,037,200 shares of Common Stock beneficially owned by LJH Corp. as of March 8, 2000, and the 55,000 shares of Common Stock beneficially owned by Rimmer (through options received from the Company exercisable for Company Voting Securities, shares of Common Stock acquired upon exercise of such stock options or shares of Common Stock

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

beneficially owned through Producers Pipeline Corporation ("PPC")), as of the date hereof, no shares of Company Voting Securities are beneficially owned by any member of the Harber Group.

                  (f) Other than this Agreement and the other agreements contemplated hereby, no member of the Harber Group has any agreement, arrangement or understanding with any other person or group who is not a member of the Harber Group with respect to acquiring, holding, voting or disposing of Company Voting Securities.

         2.2. The Company represents and warrants to the Harber Group as follows:

                  (a) The Company is a validly existing corporation under the laws of the State of Delaware and has the power and authority to enter into this Agreement and perform its obligations hereunder.

                  (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legally valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof.

                  (c) Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or of any agreement or instrument to which the Company is bound or affected or of any organizational documents of the Company.

         SECTION 3. COVENANTS WITH RESPECT TO COMPANY VOTING SECURITIES.

         3.1. ACQUISITION OF COMPANY VOTING SECURITIES.

                  (a) Except as specifically set forth in this Agreement, until the termination of this Agreement, no member of the Harber Group shall, directly or indirectly, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof.

                  (b) No member of the Harber Group shall, prior to March 10, 2005, directly or indirectly acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or upon the expiration of any period of time provided in any such acquisition, agreement or other action) to increase the aggregate beneficial ownership of Company Voting Securities by the Harber Group to such number of Company Voting Securities that represents or possesses greater than 25.0% of the Combined Voting Power of Company Voting Securities; PROVIDED, HOWEVER, that shares of Common Stock beneficially owned by Rimmer solely through the grant of stock options by the Company to Rimmer as a Director of the Company shall be excluded from such percentage. Notwithstanding the foregoing maximum percentage limitation, (A) no member of the Harber Group shall be obligated to dispose of any Company Voting Securities beneficially owned in violation of such maximum

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

percentage limitation if, and solely to the extent that, its beneficial ownership is or will be increased solely as a result of a repurchase, redemption or other acquisition of any Company Voting Securities by the Company or any of its subsidiaries, and (B) the foregoing maximum percentage limitation shall not prohibit any purchase of Company Voting Securities by any member of the Harber Group directly from the Company (including pursuant to the exercise of stock options, rights, subscription rights or standby purchase obligations in connection with rights offerings by the Company), PROVIDED such purchase is approved by a majority of the Disinterested Directors.

         3.2. TAKEOVER PROPOSALS BY THE HARBER GROUP. No member of the Harber Group shall make or submit a proposal to the Company to beneficially own or become the beneficial owner of thirty five percent (35%) or more of the Combined Voting Power of Company Voting Securities (a "CHANGE IN CONTROL PROPOSAL"); PROVIDED, HOWEVER, that a Change In Control Proposal shall not be prohibited if a confidential Change In Control Proposal is presented to and approved by a majority of the Disinterested Directors after such Disinterested Directors have received from a nationally recognized investment banking firm, an opinion that the Change In Control Proposal is fair to the stockholders of the Company other than the Harber Group.

         3.3. DISPOSITION OF COMPANY VOTING SECURITIES AND OTHER RELATED
MATTERS.

                  (a) No member of the Harber Group shall, directly or indirectly, sell, transfer any beneficial interest in or otherwise dispose of any Company Voting Securities, other than to another member of the Harber Group, except:

                           (i) for open market sales effected through the New York Stock Exchange (or any successor thereto);

                           (ii) in a transaction or series of related transactions that would result in a transfer to any person or group of no greater than 3.0% of the Combined Voting Power of Company Voting Securities; or

                           (iii) in a transaction or series of related transactions that would result in a transfer to any person or group that, to the knowledge of the Harber Group at the time of such transaction, upon consummation of such sale, transfer or disposition, would, directly or indirectly, have beneficial ownership of or the right to acquire beneficial ownership of such number of Company Voting Securities that represent no greater than 5.0% of the Combined Voting Power of Company Voting Securities.

Except with respect to the transactions effected in accordance with Subsection 3.3(a)(i) hereof, the members of the Harber Group shall, as appropriate, request all purchasers of Company Voting Securities (or rights, options or warrants to purchase any such shares) from any of them in negotiated transactions, and all underwriters, placement agents or brokers ("AGENTS") for any public offerings or open market transactions involving Company Voting Securities (or rights, options or warrants to purchase any such shares), to represent and warrant that the requirements of this Section 3.3(a) have been satisfied with respect to such transactions, such representations by Agents to be qualified to the best of such Agents' knowledge. Nothing in this Subsection 3.3 shall be construed to prohibit any

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

BONA FIDE pledge or hypothecation of Company Voting Securities by any member of the Harber Group.

                  (b) Proposed transfers of Company Voting Securities by members of the Harber Group that are not in compliance with this Subsection 3.3 shall be of no force or effect.

         3.4. PROXY SOLICITATIONS, ETC. No member of the Harber Group shall solicit proxies, assist, encourage or participate with any other person in any way, directly or indirectly, in the solicitation of proxies, become a "participant" in a "solicitation," or assist any "participant" in, a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act), in each case in opposition to the recommendation of a majority of the Board, or submit any proposal for the vote of stockholders of the Company, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of Company Voting Securities.

         3.5. NO VOTING TRUSTS, POOLING AGREEMENTS, OR FORMATION OF "GROUPS" No member of the Harber Group shall grant a proxy to any person with respect to Company Voting Securities (other than to Rimmer), or form, join in or in any other way participate in any partnership, pooling agreement, syndicate, voting trust or other "group," including a 13D/G Group, other than to or with any member of the Harber Group, with respect to Company Voting Securities, or enter into any agreement (other than this Agreement) or arrangement or otherwise act in concert with any other person or group (other than a group comprised exclusively of the Harber Group), for the purpose of acquiring, holding, voting or disposing of Company Voting Securities.

         3.6. AFFILIATE TRANSACTIONS. No member of the Harber Group shall engage in any transaction with the Company without the prior approval of a majority of the Disinterested Directors; PROVIDED that the foregoing provision shall not apply to (i) transactions contemplated by any other agreement as in effect on the date hereof or any amendment thereto and disclosed herein, (ii) transactions regarding the purchase or sale of goods or services, in each case, in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) which are fair to the Company pursuant to guidelines set forth by of the Board and approved by a majority of the Disinterested Directors, or (iii) any compensation which may be paid to Rimmer solely in his capacity as a Director of the Company and on the same basis as is paid to other Directors of the Company.

         3.7. NO SOLICITATION OF BIDDERS. No member of the Harber Group shall directly or indirectly assist, solicit, encourage or induce any person to bid for, submit a proposal for or acquire any outstanding Company Voting Securities.

         3.8. NON-CIRCUMVENTION. No member of the Harber Group or any affiliate or associate of any such member shall take any action, alone or in concert with any other person or group, to seek control of the Company or otherwise seek to circumvent the limitations of the provisions of this Agreement without the prior approval of a majority of the Disinterested Directors. Without limiting the generality of the foregoing, no member of the Harber Group shall (i) present to the Company or to any third party any proposal that can reasonably be expected to result in a change of control of the Company or in any increase beyond the percentage specified in Subsection 3.1 in the Combined

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Voting Power of Company Voting Securities beneficially owned in the aggregate by the Harber Group, (ii) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another person engage in a transaction or group of transactions that would result in a change of control of the Company or in any increase beyond the percentage specified in Subsection 3.1 in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by the Harber Group, (iii) initiate, request, induce or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change of control of the Company or in any increase beyond the percentage specified in Subsection 3.1 in the Combined Voting Power of Company Voting Securities beneficially owned in the aggregate by the Harber Group, or (iv) publicly request, suggest, propose or announce its desire to amend or obtain a waiver of any provision of this Agreement. Each of Harber and LJH Corp. agrees to use its best efforts to ensure that each member of the Harber Group (as such may be constituted from time to time) complies with the provisions of this Agreement as if each member of the Harber Group were a signatory hereto and that the failure by any member of the Harber Group to comply with the provisions of this Agreement shall be deemed to be a breach hereof by Harber and LJH Corp.

         3.9. CONFIDENTIAL MATERIAL.

                  (a) DEFINITIONS. For purposes of this Section:

                           (i) The term "CONFIDENTIAL MATERIAL" means all
information, whether oral written or otherwise (including any information furnished prior to the execution of this Agreement), furnished or otherwise disclosed by the Company to any member of the Harber Group or any Representative (as defined below), and all notes, reports, analyses, compilations, studies and other materials prepared by the Harber Group or any Representative (in whatever form maintained, whether documentary, computer storage or otherwise) containing or based upon, in whole or in part, any such information. The term "Confidential Material" does not include information which is or becomes generally available to the public other than as a result of a disclosure by any member of the Harber Group or any Representative (as defined below) or becomes available to any member of the Harber Group or any Representative on a nonconfidential basis from any source that is not known by such member of the Harber Group or such Representative to be bound by an obligation of confidentiality to the Company.

                           (ii) The term "REPRESENTATIVE" shall mean any and all
partners, directors, officers, employees, agents, prospective financing sources, affiliates, associates or representatives (including representatives of advisors) of any member of the Harber Group who needs to know such information for the purpose of facilitating the transactions contemplated by this Agreement.

                  (b) Each member of the Harber Group and each Representative shall preserve the confidentiality of the Confidential Material and shall not disclose any of the Confidential Material in any manner whatsoever; PROVIDED, HOWEVER, that (i) any member of the Harber Group may make any disclosure of such information to which the Company gives its prior written consent, and (ii) any of such information may be disclosed to a Representative who needs to know, and who is informed of the confidential nature of the Confidential Material and of the terms of this Subsection 3.9 and who agrees to keep such information confidential. In any event, the Harber Group shall inform any

Representative which has, or will have, access to any or all of the Confidential Material, of the existence and content of this Agreement and shall take all reasonable action necessary to cause such Representative to observe the confidentiality requirements of this Agreement. In any event, each member of the Harber Group shall be responsible for any breach of this Agreement by any Representative.

                  (c) If any member of the Harber Group or any Representative is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise) to disclose any Confidential Material or such person's opinion, judgment, view or recommendation concerning the Company as developed from the Confidential Material, the Harber Group agrees (i) to immediately notify the Company in writing of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Company on the advisability of taking legally available steps to resist or narrow such request and shall exercise its best efforts to obtain reliable assurance that confidential treatment required hereby will be accorded such Confidential Material, and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of counsel to the Harber Group, the Harber Group is legally compelled to disclose, and to cooperate with any action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

                  (d) Harber hereby acknowledges on behalf of himself and all members of the Harber Group (and agrees to advise any Representative and members of the Harber Group who are informed in accordance with the terms of this Subsection 3.9 as to the matters which are the subject of this Subsection 3.9), that the United States securities laws prohibit any person who has received from an issuer material, non-public information, including certain information that may be part of the Confidential Material, while such information is non-public, from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         3.10. VOTING OF COMPANY VOTING SECURITIES AND OTHER RELATED MATTERS.

                  (a) Each member of the Harber Group that is a holder of record of Company Voting Securities shall be present, and each member of the Harber Group that is a beneficial owner of Company Voting Securities shall cause the holder of record to be present, in person or by proxy, at all meetings of the stockholders of the Company so that all Company Voting Securities owned of record or beneficially by the Harber Group may be counted for the purpose of determining the presence of a quorum at such meetings.

                  (b) As long as the members of the Harber Group beneficially own in the aggregate at least 8.0% of the outstanding shares of Common Stock, the Harber Group shall have the right to designate one individual for nomination as a director of the Company (which such individual shall be reasonably acceptable to the Board); PROVIDED that no individual who is an officer, director, partner or principal stockholder of any significant competitor of the Company or any of its subsidiaries shall be eligible to serve as a director; PROVIDED, HOWEVER, that at any time when the Harber Group and its affiliates shall no longer beneficially own at least 5% of the outstanding shares

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

of Common Stock, the Harber Group shall not have the right to nominate any individual to serve as a director of the Company, the Harber Group's rights under this Subsection 3.10 shall terminate, and the Harber Group shall cause its designee to resign forthwith such that no designee of the Harber Group remains on the Board.

                  (c) The Company agrees to use its best efforts, to cause to be elected to the Board one nominee of the Harber Group (subject to Subsection 3.10(b) above). The Company shall take all necessary or appropriate action to assist in the nomination and election as a director the person designated by the Harber Group and entitled to election to the Board pursuant to the provisions of this Subsection 3.10.

         3.11. WAIVER OF REQUIREMENTS.

                  Notwithstanding anything in this Section 3 to the contrary, any of the terms of Subsections 3.1 through Subsection 3.10 may be waived, in whole or in part and as to particular transactions or matters or as to one or more members of the Harber Group, if (a) in the case of a waiver of an obligation of a member of the Harber Group, a majority of the Disinterested Directors shall have approved such waiver in accordance with applicable law, or
(b) in the case of a waiver of an obligation of the Company provided for the benefit of a member of the Harber Group, such member of the Harber Group shall have consented in writing to such waiver.

         3.12. TERMINATION OF RESTRICTIONS. The restrictions on disposition contained in Section 3 shall terminate upon, and shall not apply to, any of the following events:

                  (a) the Company, with the approval of a majority of the Disinterested Directors, shall enter into an agreement with any person or group providing for an offer to be made to purchase 50% or more shares of Common Stock or all or substantially all of the assets of the Company; or

                  (b) the Company, with the approval of a majority of the Disinterested Directors, shall enter into an agreement calling for the merger or consolidation of the Company with or into any other person in which (i) the Company's outstanding capital stock shall be converted into cash or other property, (ii) a majority of the outstanding voting stock of the surviving corporation immediately following such merger or consolidation will not be owned by persons who were stockholders of the Company immediately before the merger or consolidation, and (iii) notice of a meeting of shareholders of the Company called to consider such agreement shall be given.

SECTION 4. TERM OF AGREEMENT; CERTAIN PROVISIONS REGARDING TERMINATION.

         Unless this Agreement specifically provides for earlier termination with respect to any particular right or obligation, this Agreement shall terminate if the Harber Group shall, at any time (in compliance with this Agreement), sell or otherwise dispose of or cease to own any Company Voting Securities so that the Harber Group beneficially owns, in the aggregate less than 8% of all shares of Common Stock.

SECTION 5. REMEDIES.

         Each respective member of the Harber Group and the Company acknowledge and agree that (i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the parties hereto, and (ii) the parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other parties without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof, which rights shall be cumulative and in addition to any other remedy to which the parties may be entitled hereunder or at law or equity.

SECTION 6. GENERAL PROVISIONS.

         6.1. CHOICE OF LAW; FORUM SELECTION. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Delaware without reference to the choice of laws provisions thereof. Each of the parties to this Agreement hereby irrevocably and unconditionally (i) agrees to be subject to, and hereby consents and submits to, the jurisdiction of the Court of Chancery of the State of Delaware for any litigation arising out of or relating to this Agreement, (ii) waives any objection to the laying of venue of any such litigation in the Court of Chancery of the State of Delaware, and (iii) agrees not to plead or claim in the Court of Chancery of the State of Delaware that such litigation brought therein has been brought in an inconvenient forum. Each of the parties to this Agreement hereby appoints RL&F Service Corp., One Rodney Square, 10th and King Streets, P.O. Box 551, Wilmington, DE 19899 as its agent for service of process in the State of Delaware and agrees to service of process in any litigation arising out of or relating to this Agreement by service upon such agent or by certified mail, return receipt requested, postage prepaid to it at its address for notice as provided in this Agreement.

         6.2. ADDITIONAL PARTIES; JOINT AND SEVERAL OBLIGATIONS. All of the obligations of the Harber Group and its members hereunder shall be joint and several. Each affiliate of a member of the Harber Group that shall become or have the right to become the beneficial owner, within the meaning and scope of
Section 3 hereof, of Company Voting Securities shall, promptly upon becoming such owner or holder, execute and deliver to the Company a joinder agreement, agreeing to be legally bound by this Agreement as an original signatory as a member of the Harber Group; PROVIDED that failure to execute such agreement shall not excuse such person's non-compliance with any provision of this Agreement. No member of the Harber Group shall transfer Company Voting Securities to any of its affiliates not already a party hereto unless the transferee shall agree to be bound by this Agreement in the manner specified above in this Subsection 6.2.

         6.3. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally, transmitted by telex or telecopier, or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service, addressed as follows:

         If to the Company:

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

                  Aviation Sales Company
                  6905 Northwest 25th Street
                  Miami, Florida 33122
                  Attention: Chairman and President
                  Fax Number: Supplied Separately

         With a copy to:

                  Philip B. Schwartz, Esq.
                  Akerman, Senterfitt & Edison, P.A.
                  One Southeast Third Avenue
                  28th Floor, Sun Trust International Center
                  Miami, Florida 33131
                  Fax Number:  Supplied Separately

         If to Harber or any member of the Harber Group:

                  Lacy J. Harber
                  LJH, Corporation
                  377 Neva Lane
                  Dennison, Texas 75020
                  Fax Number:  Supplied Separately

         With a copy to:

                  Mark Lehman, Esq.
                  Lehman, Jensen & Donahue
                  620 Judge Building
                  8 East Broadway
                  Salt Lake City, Utah 84111-2204
                  Fax Number:  Supplied Separately


or to such other address as may be specified in a notice given pursuant to this Subsection. All such notices and communications shall be deemed to have been duly given: At the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the address to which notices are to be given by giving five (5) days' prior notice of such change in accordance herewith.

         6.4. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties hereto agree that they will use their best efforts at all times to support and defend this Agreement.

         6.5. AMENDMENTS, WAIVERS. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each party hereto; PROVIDED that no such amendment or waiver by the Company shall be effective without the approval of a majority of the Disinterested Directors. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         6.6. DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Reference in this Agreement to Sections or Subsections are to Sections of Subsections of this Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the applicable person or persons may require.

         6.7. ENTIRE AGREEMENT: AMENDMENT. This Agreement and the other instruments and agreements referred to herein embody the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements with respect thereto.

         6.8. COUNTERPARTS. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same agreement.

         6.9. NO PARTNERSHIP. No partnership, joint venture or joint undertaking is intended to be, or is, formed between the parties hereto or any of them by reason of this Agreement or the transactions contemplated herein.

         6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. All of the terms, covenants and agreements contained in this Agreement are solely for the benefit of the parties hereto, and their respective successors and assigns, and no other parties (including, without limitation, any other stockholder or creditor of the Company, or any director, officer or employee of the Company) are intended to be benefitted by, or entitled to enforce, this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                               LACY J. HARBER


                               By:
                                  ----------------------------------------------
                               Name: Lacy J. Harber



                               LJH, CORPORATION


                               By:
                                  ----------------------------------------------
                               Name: Lacy J. Harber
                               Title:   President



                               AVIATION SALES COMPANY


                               By:
                                  ----------------------------------------------
                               Name:
                               Title: Chairman of the Board of Directors
                                      and President



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